Quarterly Holdings Report
for
Fidelity® MSCI Communication Services Index ETF
October 31, 2021
T09-NPRT1-1221
1.9584819.107

Schedule of Investments October 31, 2021 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES – 11.6%
Alternative Carriers – 2.8%
Anterix, Inc. (a)		9,412	$ 603,309
Bandwidth, Inc. Class A (a)		17,799	1,517,899
Cogent Communications Holdings, Inc.		35,035	2,683,331
EchoStar Corp. Class A (a)		33,565	787,435
Globalstar, Inc. (a)		586,986	968,527
Iridium Communications, Inc. (a)		93,460	3,789,803
Liberty Global PLC Class A (a)		130,161	3,740,827
Liberty Global PLC Class C (a)		169,695	4,894,004
Liberty Latin America Ltd. Class A (a)		38,632	464,357
Liberty Latin America Ltd. Class C (a)		127,011	1,527,942
Lumen Technologies, Inc.		417,942	4,956,792
			25,934,226
Integrated Telecommunication Services – 8.8%
AT&T, Inc.		1,557,978	39,354,524
ATN International, Inc.		9,028	368,162
Consolidated Communications Holdings, Inc. (a)		58,306	431,464
Radius Global Infrastructure, Inc. (a)		47,639	825,584
Verizon Communications, Inc.		782,012	41,438,816
			82,418,550
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES	108,352,776
ENTERTAINMENT – 19.3%
Interactive Home Entertainment – 4.1%
Activision Blizzard, Inc.		193,452	15,126,012
Electronic Arts, Inc.		79,015	11,081,854
Skillz, Inc. (a)		80,309	897,854
Take-Two Interactive Software, Inc. (a)		41,273	7,470,413
Zynga, Inc. Class A (a)		527,824	3,895,341
			38,471,474
Movies & Entertainment – 15.2%
AMC Entertainment Holdings, Inc. Class A (a)		181,459	6,418,205
Cinemark Holdings, Inc. (a)		83,208	1,564,310
CuriosityStream, Inc. (a)		23,989	239,170
IMAX Corp. (a)		41,323	778,939
Liberty Media Corp-Liberty Braves Class A (a)		7,023	214,693
Liberty Media Corp-Liberty Braves Class C (a)		31,669	941,203
Liberty Media Corp-Liberty Formula One Class C (a)		94,621	5,279,852
Lions Gate Entertainment Corp. Class A (a)		47,801	619,023
Lions Gate Entertainment Corp. Class B (a)		96,126	1,088,146

		Shares	Value

Live Nation Entertainment, Inc. (a)		62,786	$ 6,350,804
Madison Square Garden Entertainment Corp. (a)		19,968	1,407,145
Madison Square Garden Sports Corp. Class A (a)		12,030	2,279,805
Netflix, Inc. (a)		67,150	46,354,317
Roku, Inc. (a)		31,872	9,717,773
The Marcus Corp. (a)		17,748	329,580
The Walt Disney Co. (a)		327,500	55,370,425
World Wrestling Entertainment, Inc. Class A		37,064	2,264,240
			141,217,630
TOTAL ENTERTAINMENT	179,689,104
INTERACTIVE MEDIA & SERVICES – 48.8%
Interactive Media & Services – 48.8%
Alphabet, Inc. Class A (a)		40,118	118,786,189
Alphabet, Inc. Class C (a)		38,184	113,231,215
Angi, Inc. (a)		57,486	720,300
Bumble, Inc. Class A (a)		56,950	2,991,014
Cargurus, Inc. (a)		64,807	2,173,627
Cars.com, Inc. (a)		56,211	731,867
Eventbrite, Inc. Class A (a)		58,259	1,179,162
EverQuote, Inc. Class A (a)		13,581	187,282
Facebook, Inc. Class A (a)		468,382	151,554,364
fuboTV, Inc. (a)		40,259	1,200,121
IAC/InterActive Corp. (a)		37,221	5,671,364
j2 Global, Inc. (a)		208	26,680
Match Group, Inc. (a)		71,561	10,789,968
MediaAlpha, Inc. Class A (a)		12,727	223,104
Pinterest, Inc. Class A (a)		162,918	7,272,659
QuinStreet, Inc. (a)		41,909	586,726
Snap, Inc. Class A (a)		234,986	12,355,564
TripAdvisor, Inc. (a)		81,306	2,680,659
TrueCar, Inc. (a)		72,049	301,885
Twitter, Inc. (a)		206,512	11,056,652
Vimeo, Inc. (a)		118,248	3,988,505
Yelp, Inc. (a)		61,006	2,356,662
ZoomInfo Technologies, Inc. Class A (a)		84,966	5,711,414
TOTAL INTERACTIVE MEDIA & SERVICES	455,776,983
MEDIA – 17.9%
Advertising – 2.1%
Advantage Solutions, Inc. (a)		51,587	440,553
Boston Omaha Corp. Class A (a)		14,116	500,412
Cardlytics, Inc. (a)		26,922	2,117,685
Clear Channel Outdoor Holdings, Inc. (a)		270,205	783,594
Magnite, Inc. (a)		100,246	2,709,649
Omnicom Group, Inc.		81,672	5,560,230
PubMatic, Inc. (a)		4,331	123,780

Quarterly Report	2

Common Stocks – continued
	Shares	Value
MEDIA – continued
Advertising – continued
TechTarget, Inc. (a)	20,745	$1,956,461
The Interpublic Group of Cos., Inc.	157,238	5,750,194
		19,942,558
Broadcasting – 4.0%
AMC Networks, Inc. Class A (a)	22,649	901,204
Discovery, Inc. Class A (a)	135,235	3,169,908
Discovery, Inc. Class C (a)	168,884	3,810,023
Entercom Communications Corp. (a)	102,354	330,604
Fox Corp. Class A	136,473	5,423,437
Fox Corp. Class B	106,373	3,931,546
Gray Television, Inc.	65,323	1,531,171
Hemisphere Media Group, Inc. (a)	13,441	148,523
iHeartMedia, Inc. Class A (a)	91,587	1,774,956
Nexstar Media Group, Inc. Class A	27,681	4,150,212
Sinclair Broadcast Group, Inc. Class A	40,107	1,047,996
TEGNA, Inc.	171,750	3,376,605
The E.W. Scripps Co. Class A	43,207	803,650
ViacomCBS, Inc. Class B	191,517	6,936,746
		37,336,581
Cable & Satellite – 10.2%
Altice USA, Inc. Class A (a)	148,969	2,428,195
Cable One, Inc.	2,465	4,218,133
Charter Communications, Inc. Class A (a)	31,026	20,939,137
Comcast Corp. Class A	750,616	38,604,181
DISH Network Corp. Class A (a)	114,735	4,712,166
Liberty Broadband Corp. Class A (a)	20,609	3,313,309
Liberty Broadband Corp. Class C (a)	47,657	7,741,880
Liberty Media Corp-Liberty SiriusXM Class A (a)	68,448	3,407,341
Liberty Media Corp-Liberty SiriusXM Class C (a)	91,158	4,495,913
Loral Space & Communications Ltd.	8,679	432,388
Sirius XM Holdings, Inc.	645,887	3,933,452
WideOpenWest, Inc. (a)	42,807	815,473
		95,041,568
Publishing – 1.6%
Gannett Co., Inc. (a)	110,854	642,953

		Shares	Value

John Wiley & Sons, Inc. Class A		36,422	$ 1,972,980
Meredith Corp. (a)		33,240	1,935,898
News Corp. Class A		202,378	4,634,456
Scholastic Corp.		21,431	775,588
The New York Times Co. Class A		85,940	4,691,464
			14,653,339
TOTAL MEDIA	166,974,046
WIRELESS TELECOMMUNICATION SERVICES – 2.2%
Wireless Telecommunication Services – 2.2%
Gogo, Inc. (a)		40,494	658,432
Shenandoah Telecommunications Co.		38,853	1,073,897
Telephone & Data Systems, Inc.		78,928	1,479,111
T-Mobile US, Inc. (a)		148,477	17,079,309
United States Cellular Corp. (a)		10,744	328,444
TOTAL WIRELESS TELECOMMUNICATION SERVICES	20,619,193
TOTAL COMMON STOCKS (Cost $722,020,264)			931,412,102
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (b) (Cost $1,208,000)		1,208,000	1,208,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $723,228,264)	932,620,102
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	1,219,296
NET ASSETS – 100.0%	$933,839,398

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $88,500 of cash collateral to cover margin requirements for futures contracts.
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Future Contracts (United States)	1	December 2021	$ 278,940	$ 7,398	$ 7,398
CME E-mini S&P Communication Service Select Sector Index Contracts (United States)	15	December 2021	1,573,313	(51,085)	(51,085)
Total Equity Index Contracts					$ (43,687)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Quarterly Report	4

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
5	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
Quarterly Report	6